                                                                Exhibit 10(c)

                                 LOAN AGREEMENT


                                  DATED AS OF


                                  MAY 13, 1994


                                    BETWEEN


                          THE HUNTINGTON NATIONAL BANK

                                      AND

                              METATEC CORPORATION

                                      AND

                        METATEC/DISCOVERY SYSTEMS, INC.





Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio 43215

                               TABLE OF CONTENTS


SECTION                      HEADING
                1.      The Loans......................................

                        1.1     The Term Loan..........................
                        1.2     The Revolving Loan.....................
                        1.3     Limitations on Advances................

                2.      Terms and Uses of Loan.........................

                        2.1     Interest Rates and Evidence of Loan....
                        2.2     Fees and Costs.........................
                        2.3     Use of Proceeds........................
                        2.4     Cross-Prepayment.......................
                        2.5     Prepayment.............................

                3.      Security for the Term Loan.....................

                4.      Warranties and Representations.................

                        4.1     Corporate Organization and Authority...
                        4.2     Borrowing is Legal and Authorized......
                        4.3     Taxes..................................
                        4.4     Compliance with Law....................
                        4.5     Financial Statements, Full Disclosure..
                        4.6     No Insolvency..........................
                        4.7     Government Consent.....................
                        4.8     Title to Properties....................
                        4.9     No Defaults............................
                        4.10    Environmental Protection...............
                        4.11    Warranties and Representations.........

                        4.1     Advances...............................
                5.      The Company Business Covenants.................

                        5.1     Payment of Taxes and Claims............
                        5.2     Maintenance of Properties and
                                   Corporate Existence.................
                        5.3     Sale of Assets, Merger,
                                   Subsidiaries, Tradenames............
                        5.4     Negative Pledge........ ...............
                        5.5     Other Borrowings and Contingent
                                   Liabilities.........................
                        5.6     Sale of Accounts, No Consignment.......
                        5.7     Ownership and Management...............
                        5.8     Acquisition of Capital Stock...........
                        5.9     Compensation of Officers and
                                   Affiliated Persons..................
                        5.10 Cash Dividends and Other
                                   Distributions.......................
                        5.11 Minimum Security..........................
                        5.12 Tangible Net Worth........................
                        5.13 Current Ratio.............................
                        5.14 Ratio of Total Liabilities
                                   to Net Worth........................
                        5.15 Capital Expenditures......................
                        5.16 Transactions with Affiliates..............
                        5.17 Maintenance of Accounts...................
                        5.18 Loans and Advances........................
                        5.19 Resting of Revolving Loan.................
                        5.20 Environmental Compliance and
                                   Indemnification.....................

SECTION                               HEADING
                6.      Financial Information and Reporting............

                7.      Default........................................

                        7.1     Events of Default......................
                        7.2     Default Remedies.......................

               8.       Miscellaneous..................................

                        8.1     Notices................................
                        8.2     Reproduction of Documents..............
                        8.3     Survival, Successors and Assigns.......
                        8.4     Amendment and Waiver, Duplicate
                                   Originals...........................
                        8.5     Uniform Commercial Code and Generally
                                   Accepted Accounting Principles......
                        8.6     Enforceability and Governing Law.......
                        8.7     Waiver of Right to Trial by Jury.......

               9.       Definitions....................................

Exhibits

                        Exhibit A-1 - Revolving Note
                        Exhibit A-2 - Term Note
                        Exhibit B - Schedule of Permitted Encumbrances
                        Exhibit C - Schedule of  Indebtedness

                                 LOAN AGREEMENT


               This agreement (the "Agreement") is entered into at Columbus, Ohio, between The Huntington National Bank (the "Bank"), as lender and Metatec Corporation and Metatec/Discovery Systems, Inc. (collectively, on a joint and several basis, the "Company"), as borrowers as of the 13th day of May, 1994.

1.             The Loans.

1.1 The Term Loan. The Bank, subject to the terms and conditions hereof, will make loans and advances to the Company on a secured draw/term basis in a principal amount up to the sum of $4,300,000.00 (the "Term Loan").

1.2 The Revolving Loan. The Bank, subject to the terms and conditions hereof, will make loans and advances to the Company on an unsecured revolving basis in a principal amount up to $2,000,000.00 (the "Revolving Loan").

1.3 Limitations on Advances. The Term Loan and the Revolving Loan are hereinafter sometimes collectively referred to as the "Loan". The Bank shall have no obligation to make any advances pursuant to the Loan at any time when any set of facts or circumstances exists that, by itself, upon the giving of notice, the lapse of time or any one or more of the foregoing, would constitute an Event of Default under this Agreement.


2.             Terms and Uses of Loan.

2.1 Interest Rates and Evidence of Loan. The Company agrees to pay the Bank monthly interest on the unpaid balance of the Loan at the rates of interest and in the manner set forth in the notes evidencing the Loan. In addition, the Company agrees to make principal payments in the manner set forth in the notes evidencing the Loan. The Loan shall be evidenced by promissory notes executed of even date herewith or one or more notes subsequently executed in substitution therefor, each in substantially the form set forth in Exhibits A-1 and A-2 to this Agreement. Repayment of the Loan shall be made in accordance with the terms of the notes then outstanding pursuant to this Agreement. Each advance request of the Company under the Term Loan or the Revolving Loan shall be accompanied by such documents or communications acceptable to the Bank in its sole and absolute discretion.

2.2 Fees and Costs. The Company agrees to pay to the Bank no later than the execution of this Agreement an arrangement fee in respect of the Term Loan equal to $43,000.00. The Company shall pay all costs and expenses incidental to the Loan or the Bank's administration of the Loan, the enforcement of the Bank's rights in connection therewith, any amendment or modification of this Agreement or any other loan documents, or any litigation, contest, dispute, proceeding or action in any way relating to the Project or the enforcement of this Agreement, whether any of the foregoing are incurred prior to or after maturity, the occurrence of an Event of Default, or the rendering of a judgment. Such costs shall include, but not be limited to, fees and out-of-pocket expenses of the Bank's counsel, audit fees, survey fees, title insurance fees, recording fees, inspection fees, revenue stamps and note and mortgage taxes.

2.3 Use of Proceeds. The net proceeds of the Term Loan will be used to provide financing in connection with costs incurred with the acquisition of approximately 8 acres of land located at and adjacent to 7001 Metatec Blvd., Dublin, Ohio and the construction of an approximate 60,000 square foot office/distribution facility (collectively the "Project"). The net proceeds of the Revolving Loan will be used for working capital needs.

2.4            Cross-Prepayment.

               Notwithstanding any provision of this Agreement or the promissory note or notes evidencing the Term Loan, the Company shall have no right to prepay in full the Term Loan unless there occurs simultaneously a prepayment in full of certain loans in the aggregate principal sum of $4,050,000.00 made by the Bank to Jeffrey M. Wilkins secured by a certain Mortgage, Assignment of Rents and Security Agreement on the real estate and personal property located at 7001 Metatec Boulevard, Dublin, Ohio (the "Wilkins Project").

2.5            Prepayment.

               With respect to the Revolving Loan, the Company, if no Event of Default has occurred and is continuing, shall have the right to prepay at any time and from time to time before maturity any amount or amounts due to the Bank pursuant to this Agreement or to any note or notes executed pursuant hereto.

3.             Security for the Term Loan.

               The Term Loan shall be secured by all of the Company's "Equipment" and the "Collateral," as such terms are defined in certain Security Agreements - Equipment executed by the Company, dated of even date herewith (the "Security Agreements").

4. Warranties and Representations. Each corporation comprising the Company warrants and represents to the Bank:

4.1 Corporate Organization and Authority. (a) Metatec Corporation, is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and Metatec/Discovery Systems, Inc., is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio; (b) the Company has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted, except with respect to licenses and permits or the failure to obtain the same will not materially and adversely affect the business, properties, or condition (financial or otherwise) of the Company; and (c) the Company is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business, except where the failure to do so will not materially and adversely affect the business, properties, or condition (financial or otherwise) of the Company.

4.2 Borrowing is Legal and Authorized. (a) The Board of Directors of each corporation comprising the Company has duly authorized the execution and delivery of this Agreement and of the notes, the Security Agreements and documents contemplated herein; this Agreement, the notes, the Security Agreements and other documents executed in connection with this Agreement will constitute valid and binding obligations of the Company enforceable in accordance with their respective terms; (b) the execution of this Agreement and related notes, the Security Agreements and documents and the compliance by the Company with all the provisions of this Agreement (i) are within the corporate powers of the Company; and (ii) will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Company under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Company is a party or by which it is bound, except to the extent that any such conflict, breach, or default would not materially and adversely affect the business, properties, or condition (financial or otherwise) of the Company; (c) there are no limitations in any indenture, contract, agreement, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which the Company is bound with respect to the payment of principal or interest on any indebtedness, or the Company's ability to incur indebtedness including the notes to be executed in connection with this Agreement.

4.3 Taxes. All tax returns required to be filed by the Company in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Company, or upon any of its respective properties, which are due and payable have been paid. The Company does not know of any proposed additional tax assessment against it. The provisions for taxes on the books of the Company for its current fiscal period are adequate in accordance with GAAP.

4.4 Compliance with Law. The Company (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, including without limitation (i) any Environmental Laws, and (ii) any laws, rulings or regulations relating to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code and (b) has not failed to obtain any licenses, permits, franchises or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure might materially and adversely affect the business, properties or condition (financial or otherwise) of the Company.

4.5 Financial Statements, Full Disclosure. The financial statements for the fiscal year ending December 3l, l993, and the fiscal period ending March 31, l994, which have been supplied to the Bank by the Company, have been prepared in accordance with GAAP and respectively fairly represent the Company's financial condition as of such dates. No material adverse change in the Company's financial condition has occurred since the latest date of the financial statements referenced in this Section 4.5. The financial statements referred to in this paragraph do not, nor does this Agreement or any written statement furnished by the Company to the Bank in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. The Company has disclosed to the Bank all facts which materially affect the properties, business, or condition (financial or otherwise) of the Company or the ability of the Company to perform this Agreement.

4.6 No Insolvency. On the date of the Company's entering into the Loan and after giving effect to all indebtedness of the Company (including the Loan), (a) the Company will be able to pay its obligations as they become due and payable; (b) the present fair saleable value of the Company's assets exceeds the amount that will be required to pay its probable liability on its obligations as the same become absolute and matured; (c) the sum of the Company's property at a fair valuation exceeds the Company's indebtedness; and
(d) the Company will have sufficient capital to engage in its businesses. The Company's grant of collateral for the Term Loan constitutes fair consideration and reasonably equivalent value because of the receipt of the proceeds of the Loan.

4.7 Government Consent. Neither the nature of the Company or of its business or properties, nor any relationship between the Company and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein, except to the extent that the failure of the Company to so obtain or make any such consent, approval, or authorization, filing, registration or qualification will not materially and adversely affect the business, properties, or condition (financial or otherwise) of the Company.

4.8 Title to Properties. The Company has good and marketable title to all the property in which it has a property interest, free from any liens and encumbrances, except as set forth on Exhibit B attached to this Agreement. the Company has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property whether now owned or hereafter acquired to be subject to a lien or encumbrance except as provided in this paragraph.

4.9 No Defaults. No event has occurred and no condition exists which would constitute an Event of Default pursuant to this Agreement. The Company is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound, except for any such violation which will not materially and adversely affect the business, properties, or condition (financial or otherwise) of the Company.

4.10 Environmental Protection. The Company (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned, leased, or used by the Company (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or about the Premises, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of the Company's improvement, operation, or use of the Premises which would result in non-compliance with any of the Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Company relating to Hazardous Substances; (d) except in respect of the real property formerly owned by the Company, located at 122 South Missouri, Lakeland, Florida, knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Company relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

               As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C.
Section 9601, et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Water Quality Act of 1987, 33 U.S.C. Section 1251, et seq., and the Clean Air Act, 42 U.S.C. Section 7401, et seq., and any state or local statute ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of the forementioned Environmental Laws.

4.11 Warranties and Representations. On the date of each advance pursuant to the Loan, the warranties and representations set forth in Section 4 hereof shall be true and correct in all material respects on and as of such date with the same effect as though such warranties and representations had been made on and as of such date, except to the extent that such warranties and representations expressly relate to an earlier date.

4.12 Advances Under the Term Loan. Each advance request of the Company under the Term Loan shall be made by the Bank pursuant to this Agreement in an amount up to the full principal balance of the Term Loan. The Bank shall make disbursements under the Term Loan only in accordance with such disbursement instructions as the Bank may require from time to time. At any time when any set of facts or circumstances exist that, by itself, upon the giving of notice, the lapse of time, or any one or more of the foregoing, would constitute an Event of a Default under this Agreement, the Bank shall have no obligation to make further advances.

5. The Company Business Covenants. Each entity comprising the Company covenants that on and after the date of this Agreement until this Agreement is terminated pursuant to the terms hereof or so long as any of the indebtedness provided for herein remains unpaid:

5.1 Payment of Taxes and Claims. The Company will pay before they become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and (b) all bona fide claims or demands of material suppliers, mechanics, carriers, warehousers, landlords, bailees and other like persons which, if unpaid, might result in the creation of a lien or encumbrance upon its property.

5.2 Maintenance of Properties and Corporate Existence. The Company shall (a) maintain its property in good condition and make all renewals, replacements, additions, betterments and improvements thereto which are deemed necessary by the Company; (b) maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated; (c) keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and reflect in its financial statements adequate accruals and appropriations to reserves to the extent required under GAAP; (d) do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises needed by it to own its properties and conduct its business, except where the failure to do so will not materially and adversely affect the business, properties, or condition (financial or otherwise) of the Company, and (ii) to maintain its status as a corporation duly organized and existing and in good standing under the laws of the state of its incorporation; and (e) not be in violation of any laws, ordinances, or governmental rules and regulations or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would materially and adversely affect the business, properties or condition (financial or otherwise) of the Company.

5.3            Sale of Assets, Merger, Subsidiaries, Tradenames.  The Company
(a) except (i) in the ordinary course of business, and except for (ii) non-material equipment, will not sell, lease, transfer or otherwise dispose of, any of its material assets; (b) will not without the prior written consent of the Bank, which consent shall not be withheld unreasonably, consolidate with or merge into any other entity, or permit any other entity to consolidate with or merge into it. The Company conducts business only in the name of the Company. The Company shall not acquire all or substantially all of the assets or business of any other company, person, or entity, without the prior written consent of the Bank, which consent shall not be withheld unreasonably. Metatec Corporation has no subsidiaries except that Metatec/Discovery Systems, Inc. and is a wholly-owned subsidiary of the Company and Discovery Artists, Inc. is a wholly-owned subsidiary of Metatec/Discovery Systems, Inc. The Company will not create or acquire subsidiaries or permit any of its subsidiaries or affiliates to create or acquire subsidiaries or affiliates, without the prior written consent of the Bank, which consent shall not be withheld unreasonably. In addition, the Company will not conduct business under a tradename not listed above without providing to the Bank fifteen (15) days prior written notice.

5.4 Negative Pledge. The Company will not cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its real or personal property, whether now owned or hereafter acquired, to become subject to a lien or encumbrance, except: (i) liens on deposits required by workers' compensation, unemployment insurance, social security and other like laws; (ii) taxes, assessments, reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of owning the Company's business; (iii) inchoate liens arising under ERISA to secure the contingent liability of the Company; and (iv) liens or other restrictions or encumbrances as set forth or referred to in Exhibit B attached to this Agreement or permitted in connection with borrowings in paragraph 5.5 below. In addition, the Company will not agree in favor of any creditor or third person (excluding the Bank) to provide such creditor or third person with a "negative pledge" or other covenant or agreement similar to this Section 5.4.

5.5 Other Borrowings and Contingent Liabilities. Except for (a) the Loan, (b) the existing indebtedness and obligations of the Company set forth in Exhibit C to this Agreement secured by the property also described on such Exhibit, (c) any replacement or substitute obligations for the obligations referenced on Exhibit C attached hereto, (d) indebtedness created in connection with purchase money financing of equipment or fixtures not to exceed the purchase price of the item purchased up to an aggregate amount of $100,000.00 in any one fiscal year, (e) indebtedness (including capitalized lease obligations) of the Company to any of its subsidiaries, and (f) the endorsement and negotiable instruments for deposit or collection in the ordinary course of business, the Company will not (i) create or incur any indebtedness for borrowed money or advances, including through the execution of capitalized lease agreements or (ii) guarantee, indorse or otherwise become surety for or upon the obligations of others.

5.6 Sale of Accounts, No Consignment. Other than as herein provided, the Company shall not sell, assign, or encumber any of its accounts or notes receivable. The Company shall not permit any of its inventory to be sold or transferred on consignment or acquire or possess any of its inventory on consignment.

5.7 Ownership and Management. The Company shall not voluntarily permit any material change in its ownership or management or replace or change its chief executive officer unless such a replacement or change will not materially or adversely affect the Company's business, properties or condition (financial or otherwise).

5.8 Acquisition of Capital Stock. The Company shall not redeem or acquire any of its own capital stock except through the use of the net proceeds from the simultaneous sale of an equivalent amount of its capital stock.

5.9 Compensation of Officers and Affiliated Persons. the Company shall not pay total compensation, including bonuses, fringe and other allied benefits, to any of its executive officers in an annual amount in excess of amounts that are customary for comparable companies.

5.10 Cash Dividends and Other Distributions. The Company shall not declare or pay any cash dividends which total in excess of 20% of the Company's net income after taxes each fiscal year; provided, however, that no dividends shall be declared or paid and no other distributions to shareholders shall be made if an Event of Default has occurred and is continuing under this Agreement.

5.11 Minimum Security. With respect to the Term Loan, the Company shall maintain at all times as minimum security therefor, the "Equipment" and "Collateral," as such terms are defined in the Security Agreements, on which the Bank has a first and exclusive perfected security interest, having an aggregate value, using a "forced liquidation value" or other similar method of computing value as reflected in appraisals or other methods satisfactory to the Bank, which value equals or exceeds the aggregate unpaid principal balance of the Term Loan, and if the Company fails to do so, then the Company shall immediately pay to the Bank the difference between the (i) principal balance of the Term Loan and (ii) such value.

5.12 Tangible Net Worth. The Company, on a consolidated basis, shall maintain at all times a Tangible Net Worth not less than the amounts set forth below for the periods set forth below:

               $15,500,000.00 beginning December 31, 1993, and continuing through and including December 30, 1994;

               $16,500,000.00 beginning December 31, 1994, and continuing through and including December 30, 1995; and

               $17,500,000.00 beginning December 31, 1995, and
               continuing through and including December 30, 1996.

               $l8,500.000.00 beginning December 31, l996, and continuing at all times thereafter.

"Tangible Net Worth" shall mean, on a consolidated basis, shareholders' equity, minus the sum of all of the following: intangible assets, goodwill, deferred charges or deferred financing costs, advances, non-compete agreements, and notes and/or accounts receivable from affiliates that are not eliminated in consolidation.

5.13 Current Ratio. The Company, on a consolidated basis, shall maintain at all times a ratio of current assets to current liabilities of not less than:

               1.50 to 1.00 beginning December 31, 1993, and continuing at all times thereafter.

For the purposes of this Section 5.13, current liabilities shall include all amounts borrowed and outstanding pursuant to the Revolving Loan.

5.14 Ratio of Total Liabilities to Net Worth. The Company, on a consolidated basis, shall maintain at all times a ratio of total liabilities to Tangible Net Worth of not greater than:

               .22 to 1.00 as of December 3l, l993; and

               .75 to 1.00 beginning January l, l994 and continuing at all times thereafter.

Solely for the purposes of the calculation of the ratio of total liabilities to Tangible Net Worth contained in this Section 5.14, the Company's capital lease obligation and the corresponding assets, each in the approximate sum of $4,800,000.00 in connection with its lease/purchase of the Wilkins Project shall be excluded from total liabilities and Tangible Net Worth.

5.15 Capital Expenditures. Except for the purchase of the Wilkins Project pursuant to an option agreement effective March 1, 1994, the Company will not make any expenditure for fixed or capital assets, including by way of the incurrence of capitalized lease obligations, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles or otherwise in excess of the aggregate sum of $5,200,000.00 in fiscal year 1993, $l6,000,000.00 in fiscal year l994, and
$5,000,000.00 in any fiscal year thereafter.

5.16 Transactions With Affiliates. Except for the lease of personal and real property from Jeffrey M. Wilkins, the Company shall not directly or indirectly enter into or permit to exist any transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any affiliates or shareholders, on terms that are less favorable to the Company than those which could reasonably be obtained at the time from persons or entities who are not affiliated with the Company or its shareholders. "Affiliate" shall mean any individual, partnership, corporation, or other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with either of the Company. For the purposes of this definition, control of such entity shall mean the power, direct or indirect, to vote five percent or more of the securities, units or other measures having ordinary voting power for the election of directors, management committees, or similar committees of such entity, or the power to direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

5.17 Maintenance of Accounts. The Company shall maintain its deposit accounts at the Bank if the Bank can provide services and rates that are equal to or more advantageous to the Company than those available at other financial institutions.

5.18 Loans and Advances. Except for loans and advances by the Company to any of its subsidiaries, the Company will not make any loans or advances to any person, corporation or entity if such loans will exceed an aggregate total outstanding at any one time of $100,000.00.

5.19 Resting of Revolving Loan. The Company shall reduce the principal balance of the Revolving Loan to zero and maintain the same at zero for a period of not less than 60 consecutive days during each fiscal year.

5.20 Environmental Compliance and Indemnification. The Company hereby indemnifies the Bank and holds the Bank harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising from or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Substances on, under or about the Premises (whether by the Company or any employees, agents, contractor or subcontractors of the Company or any predecessor in title or any third persons occupying or present on the Premises), or the breach of any of the representations and warranties regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Bank in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorneys' fees.

               The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of the Bank, or (ii) relate to Hazardous Substances placed or disposed of on the Premises after the Bank acquires title to the Premises through foreclosure or otherwise.


6. Financial Information and Reporting. The Company shall deliver the following to the Bank: (a) within 30 days after the end of each month, financial statements, including a balance sheet and statements of income and surplus, and consolidating schedules certified by the Chairman of the Board, chief financial officer, president, treasurer, assistant treasurer or controller (any of the foregoing an "Authorized Officer") as fairly representing the Company's financial condition as of the end of such period;
(b) within 30 days after the end of each month, a certificate or other statement satisfactory to the Bank, signed by an Authorized Officer, certifying the compliance of the Company with the terms of this Agreement and containing the calculations which set forth the Company's compliance with Sections 5.12, 5.13, 5.14 and 5.15 above; (c) within 90 days of the end of each fiscal year, an audited financial statement prepared in accordance with generally accepted accounting principles consistently applied by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and surplus, statements of cash flows and reconciliation of capital accounts, along with any management letters written by such accountants and consolidating schedules; (d) concurrently with the filing or release, as the case may be, copies of all Securities and Exchange Commission disclosures, filings, documents or any press releases; (e) immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and (f) at the request of the Bank, such other information as the Bank may from time to time reasonably require.


7.             Default.

7.1 Events of Default. An "Event of Default" shall exist if any of the following occurs and is continuing: (a) the Company fails to make any payment of principal or interest on any note executed in connection with this Agreement on or before five days after the date such payment is due; (b) the Company fails to perform or observe any covenant contained in Sections 2.3, 5.1, 5.2(b), 5.3(b), 5.4, 5.5, 5.6, 5.7, 5.8, 5.10 and 5.11 of this Agreement;
(c) the Company fails to perform or observe any covenant contained in Sections 5.2(a), (c) or (e), 5.3(a) or 6 of this Agreement, and such failure continues for more than 10 days after such failure shall first become known to any officer of the Company; (d) the Company fails to perform or observe any agreement or covenant contained in the Security Agreements, and such failure continues for more than ten (10) days after such failure shall first become known to any officer of the Company; (e) the Company fails to comply with any other provision of this Agreement or the Company fails to perform or observe any covenant contained in any other agreement in favor of the Bank, and such failure continues for more than 30 days after such failure shall first become known to any officer of the Company; (f) any warranty, representation or other statement by or on behalf of the Company contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect when made; (g) the Company becomes insolvent, makes an assignment for the benefit of creditors, consents to the appointment of a trustee, receiver or liquidator or institutes bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings; (h) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted against the Company, and such proceeding is not dismissed within 60 days after filing of such proceeding; (i) a final judgment or judgments for the payment of money aggregating in excess of $250,000.00 is or are outstanding against the Company and no stay of execution is in effect; (j) the occurrence of any breach, default, or event of default permitting the acceleration of the maturity of certain indebtedness of Jeffrey M. Wilkins to the Bank, evidenced by certain promissory notes in the original principal sum of $3,500,000.00, or in the original principal sum of $550,000.00, dated April 13, 1994, or by one or more notes given in substitution therefor or renewal or replacement thereof;
(k) the occurrence of any event of default or event permitting the acceleration of the maturity of any indebtedness of the Company to the Bank, any of the Bank's affiliates, or any other person, corporation or entity under any material indenture, agreement or undertaking.

7.2 Default Remedies. If an Event of Default exists, the Bank may immediately exercise any right, power or remedy permitted to the Bank by law or any provision of this Agreement, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all interest accrued on all notes then outstanding pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

8.             Miscellaneous.

8.1 Notices. (a) All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and shall be sent by facsimile, followed by first class mail, postage prepaid, (1) if to the Bank, at the following address, or at such other address as may have been furnished in writing to the Company by the Bank:

               The Huntington National the Bank
               41 South High Street
               Columbus, Ohio 43215
               Attn: Daniel W. Huffman
                     Assistant Vice President
               Fax: 614-480-3066

with a copy to

               Timothy E. Grady, Esq.
               PORTER, WRIGHT, MORRIS & ARTHUR
               41 South High Street
               Columbus, Ohio 43215
               Fax: 614-227-2100

(2) if to the Company, at the following address, or at such other address as may have been furnished in writing to the Bank by the Company:

               Metatec Corporation
               7001 Metatec Boulevard
               Dublin, Ohio 43017
               Attn: Jeffrey M. Wilkins

               Metatec/Discovery Systems, Inc.
               7001 Metatec Boulevard
               Dublin, Ohio  43017
               Attn: Jeffrey M. Wilkins

with a copy to

               Gary A. Wadman, Esq.
               BAKER & HOSTETLER
               65 East State Street
               Columbus, Ohio 43215
               Fax: 614-462-2616

(b) any notice so addressed, which is sent by facsimile and mailed by registered or certified mail shall be deemed to be given when so sent by facsimile.

8.2 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Bank at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to the Bank, may be reproduced by the Bank by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Bank may destroy any original document so reproduced. The Company and the Bank agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Bank in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

8.3 Survival, Successors and Assigns. All warranties, representations, and covenants made by the Company herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Bank and shall survive the closing of the Loans regardless of any investigation made by the Bank on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

8.4 Amendment and Waiver, Duplicate Originals. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Bank; provided however that nothing herein shall change the Bank's good faith discretion, to the extent set forth elsewhere in this Agreement to make advances, determinations, decisions or to take or refrain from taking other actions. No delay or failure or other course of conduct by the Bank in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

8.5 Uniform Commercial Code and Generally Accepted Accounting Principles. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as enacted in Ohio shall have the meaning stated therein, and all accounting terms shall be determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"). "Fiscal Year" shall mean a 12 month period beginning January 1 and ending December 31 of each calendar year.

8.6 Enforceability and Governing Law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. All of the Bank's rights and remedies, whether evidenced hereby or by any other Agreement or instrument, shall be cumulative and may be exercised singularly or concurrently. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio. The Company agrees that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which it may have now or hereafter to the venue of any suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

8.7 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT

EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.             Definitions.

               "Affiliate" is defined in Section 5.16.

               "Agreement" is defined in the Preamble.

               "Authorized Officer" is defined in Section 6.

               "Bank" is defined in the Preamble.

               "Company" is defined in the Preamble.

               "Environmental Laws" is defined in Section 4.10.

               "Fiscal Year" is defined in Section 8.5.

               "GAAP" is defined in Section 8.5.

               "Hazardous Substances" is defined in Section 4.10.

               "Loan" is defined in Section 1.2.

               "Premises" is defined in Section 4.10.

               "Project" is defined in Section 2.3.

               "Revolving Loan" is defined in Section 1.2.

               "Security Agreements" is defined in Section 3.

               "Tangible Net Worth" is defined in Section 5.12.

               "Term Loan" is defined in Section 1.1.

               "Wilkins Project" is defined in Section 2.4.

               Each of the parties to this Agreement has executed the Agreement as of the date set forth in the Preamble above.


                                        COMPANY:

                                        METATEC CORPORATION


                                        By  /s/ William H. Largent
                                            --------------------------------
                                        Its /s/ Vice President-Finance
                                            --------------------------------

                                        METATEC/DISCOVERY SYSTEMS, INC.


                                        By  /s/ Gergory T. Tillar
                                            -------------------------------
                                        Its /s/ Executive Vice President
                                            -------------------------------


                                        BANK:

                                        THE HUNTINGTON NATIONAL BANK


                                        By  /s/ Daniel W. Huffman
                                            -------------------------------
                                        Its /s/ Assistant Vice President
                                            -------------------------------

                                 EXHIBIT A-1


                          THE HUNTINGTON NATIONAL BANK
                                 REVOLVING NOTE



===============================================================================

City Office ____________________  Division _________  Branch ____  /  / Secured

Account No. _____________________________  Note No. ___________  /XX/ Unsecured

Account Name  METATEC CORPORATION AND METATEC/DISCOVERY SYSTEMS, INC.

/XX/ Corporations       /  / Partnership         /  / Individual/Proprietorship

/  / Other ____________________________________________________________________

===============================================================================


$2,000,000.00                     Columbus, Ohio                   May 13, 1994


             FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Two Million Dollars ($2,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agree that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agree that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

             This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan Agreement by and between the undersigned and the Bank dated May 13, 1994, and all amendments, modifications, and supplements thereto from time to time (hereinafter called the "Loan Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

             Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to the Prime Commercial Rate.

             Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to three percentage points in excess of the Prime Commercial Rate.

             All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

             As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors. The Prime Commercial Rate is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT

             The Principal Sum shall be due and payable on April 30, 1995, and at maturity, whether by demand, acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on July 1, 1994, and continuing on the first day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE

             Any installment or other payment not made within ten (10) days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

DEFAULT

             Upon the occurrence of any of the following events:

                    (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

                    (b) an "Event of Default" under the Loan Agreement shall have occurred and be continuing;


then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

             Each of the parties executing this Note, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them the time of payment and any other provision of this promissory note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned.
Each of the undersigned jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on the Bank's part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefore, and no omission or delay on the Bank's part in exercising any right against, or taking any action to collect from or pursue the Bank's remedies against any party hereto will release, discharge, or modify the duties of the undersigned, or any of them, to make payments hereunder. Each of the undersigned agrees that the Bank, without notice to or further consent from the undersigned, may release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned, or any of them, hereunder. Each of the undersigned agrees that the Bank will not be required to pursue or exhaust any of its rights or remedies against the undersigned, or any of them, or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of the Bank's rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations. Each of the undersigned waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each of the undersigned's obligations under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Bank or any collateral security which the Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.

             The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

             The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.


WAIVER OF RIGHT TO TRIAL BY JURY

             EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE UNDERSIGNED, OR ANY OF THEM, AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE OR DISPUTES UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.


WARRANT OF ATTORNEY

             Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.


WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                        METATEC CORPORATION

                                        By:____________________________________


                                        Its:___________________________________

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.




                                        METATEC/DISCOVERY SYSTEMS, INC.

                                        By:____________________________________


                                        Its:___________________________________

                                  EXHIBIT A-2

                          THE HUNTINGTON NATIONAL BANK
                                 DRAW/TERM NOTE



===============================================================================

City Office                       Division            Branch       [XX] Secured
            --------------------           ---------         ----

Account No.                                Note No.              [  ] Unsecured
            -----------------------------           ------------

Account Name METATEC CORPORATION AND METATEC/DISCOVERY SYSTEMS, INC.

[XX] Corporations       [  ] Partnership         [  ] Individual/Proprietorship

[  ] Other
           --------------------------------------------------------------------

===============================================================================


$4,300,000.00                    Columbus, Ohio                    May 13, 1994



             FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of The Huntington National Bank (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Four Million Three Hundred Thousand Dollars ($4,300,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced in partial amounts prior to November 30, 1994, at which time the ability of the undersigned to obtain advances hereunder shall terminate. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agree that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agree that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

             This draw/term note (this "Note") is executed and the advances contemplated hereunder are to be made pursuant to a Loan Agreement by and between the undersigned and the Bank dated May 13, 1994, and all amendments, modifications, and supplements thereto from time to time (hereinafter called the "Loan Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

             Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to the Prime Commercial Rate for the period beginning with the date hereof, and continuing through and including November 30, 1994. Beginning on December 1, 1994, interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to one-half of one percentage point in excess of the Prime Commercial Rate.

             Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, at a variable rate of interest per annum, which shall change in the manner set forth below, equal to three and one-half percentage points in excess of the Prime Commercial Rate.

             All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

             As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors. The Prime Commercial Rate is not necessarily the Bank's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT

             Accrued interest shall be due and payable monthly beginning on
              , 1994, and continuing on the first day of each month thereafter,
- --------------
and at maturity, whether by demand, acceleration or otherwise. The Principal Sum shall be due and payable in sixty consecutive monthly installments beginning on December 31, 1994, and continuing on the last day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.
Each installment of Principal Sum shall be in an amount equal to one-sixtieth (1/60) of the Principal Sum outstanding as of November 30, 1994, except the final installment shall be for the unpaid balance.

LATE CHARGE

             Any installment or other payment not made within ten (10) days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

             This Note is secured by the security interests and assignments granted and/or referenced in a certain Security Agreement - Equipment executed by each of the undersigned dated of even date herewith.

DEFAULT

             Upon the occurrence of any of the following events:

                    (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before five days after the date such payment is due; or

                    (b) an "Event of Default" under the terms of the Loan Agreement shall have occurred and be continuing;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

             Each of the parties executing this Note, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them the time of payment and any other provision of this promissory note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned. Each of the undersigned jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on the Bank's part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefore, and no omission or delay on the Bank's part in exercising any right against, or taking any action to collect from or pursue the Bank's remedies against any party hereto will release, discharge, or modify the duties of the undersigned, or any of them, to make payments hereunder.
Each of the undersigned agrees that the Bank, without notice to or further consent from the undersigned, may release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned, or any of them, hereunder. Each of the undersigned agrees that the Bank will not be required to pursue or exhaust any of its rights or remedies against the undersigned, or any of them, or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of the Bank's rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations. Each of the undersigned waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each of the undersigned's obligations under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Bank or any collateral security which the Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.

             The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

             The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.


WAIVER OF RIGHT TO TRIAL BY JURY

             EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE UNDERSIGNED, OR ANY OF THEM, AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE OR DISPUTES UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.


WARRANT OF ATTORNEY

             Each of the undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against any one or more of the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. No such judgment or judgments against less than all of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more of the undersigned against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                   METATEC CORPORATION

                                   By:
                                      ------------------------------------------

                                   Its:
                                       -----------------------------------------



WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                   METATEC/DISCOVERY SYSTEMS, INC.

                                   By:
                                      ------------------------------------------

                                   Its:
                                       -----------------------------------------

                                   EXHIBIT B


                       SCHEDULE OF PERMITTED ENCUMBRANCES


                                                                        Maximum Amount
Secured Party                         Description of Items              of Obligation
- -------------                         --------------------              -------------
METATEC CORPORATION:
- -------------------

AGFA Financial                        Proset 9550 System                See below
 Services, Inc.



METATEC/DISCOVERY SYSTEMS, INC.:
- -------------------------------

AT&T Credit                           System 25
 Corporation                          Telecommunications
                                      Equipment

Pitney Bowes                          All Equipment manufactured,
Credit Corporation                    sold or distributed
                                      by Secured Party, Pitney
                                      Bowes, Inc., Monarch Marketing
                                      Systems, Inc., Dictaphone
                                      Corp. or V.I.P.

Xerox Corporation                     Xerox 5100 Copier                 Sum of all the
                                                                        foregoing is approximately
                                                                        $225,000

Huntington National Bank              Prior encumbrance
                                      on leasehold interest

Trade payables                                                          Normal terms

Jeffrey M. Wilkins                    Office and                        $4,800,000
                                      manufacturing
                                      facility

